Events After the Reporting Period	12 Months Ended
Dec. 31, 2021
Events After the Reporting Period
Events After the Reporting Period

Note 25. Events After the Reporting Period

EIB Loan Drawdown

As of December 31, 2021, the Company initiated the draw down of the first tranche of the EIB Loan Agreement amounting to €7.0 million. The Company received the first tranche of €7.0 million on February 17, 2022.

Executive Management Agreements

The Company entered into agreements to hire executives in its Chief Operating Officer and Chief Financial Officer roles subsequent to the date of this annual report. The Chief Operating Officer joined the Company on March 14, 2022 and the Chief Financial Officer is expected to join the Company in August 2022.

Russia’s Invasion of Ukraine

On February 24, 2022, Russia invaded Ukraine creating a global conflict. The resulting conflict and retaliatory measures by the global community have created global security concerns, including the possibility of expanded regional or global conflict, which have had, and are likely to continue to have, short-term and more likely longer-term adverse impacts on Ukraine and Europe and around the globe. Potential ramifications include disruption of the supply chain including research activities and complications with the conduct of ongoing and future clinical trials of our product candidates, including patient enrollment. The Company relies on global networks of contract research organizations and clinical trial sites to enroll patients, Delays in research activities or in the conduct of our clinical trials could increase associated costs and, depending upon the duration of any delays, require us to find alternative suppliers at additional expense. In addition, the conflict between Russia and the Ukraine has had significant ramifications on global financial markets, which may adversely impact our ability to raise capital on favorable terms or at all.